Exhibit 10.1


               AMENDMENT TO AUTO LOAN PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT ("Amendment') to the AUTO LOAN PURCHASE AND SALE AGREEMENT ("Agreement") dated and effective June 5, 2000 by and between E-LOAN, Inc. ("E-LOAN") and AmeriCredit Financial Services, Inc. ("AmeriCredit") is entered into and effective this 1st of January, 2001:

         FOR GOOD AND VALUABLE CONSIDERATION the receipt and sufficiency of which is expressly acknowledged by the parties hereto, E-LOAN and AmeriCredit agree as follows:

1. Section 1.5 and Exhibit E of the Agreement provide for payment of an Origination or Referral Fee ("fee") to E-LOAN by AmeriCredit per booked loan in an amount based on loan closure rate (see schedule below).

          ------------------------------- ----------------------------
                   Closure Rate                  Referral Fee
          ------------------------------- ----------------------------
                       [*]                            [*]
          ------------------------------- ----------------------------
                       [*]                            [*]
          ------------------------------- ----------------------------
                       [*]                            [*]
          ------------------------------- ----------------------------
                       [*]                            [*]
          ------------------------------- ----------------------------
                       [*]                            [*]
          ------------------------------- ----------------------------

2. From the date of this Amendment until June 30, 2001, AmeriCredit agrees to pay E-LOAN a flat fee of [*] per booked loan with no additional origination or referral fee payment. Beginning July 1, 2001, these flat fee payments shall cease and the closure based pricing scheme outlined above shall resume.

The Agreement is hereby modified and amended to incorporate the terms and conditions set forth herein, which shall supersede and prevail over any conflicting terms of the Agreement. Except for this change to provisions related to payment of fees, all of the terms and conditions of the Agreement remain in full force and effect.

AMERICREDIT FINANCIAL SERVICES, INC.         E-LOAN, Inc.


By:   /s/ Michael T. Miller                  By:   /s/ Joseph J. Kennedy
      ----------------------------                 ----------------------------
      Authorized Signature - Title                 Authorized Signature - Title

Name:  Michael T. Miller                     Name:  Joe Kennedy

Title:  Executive Vice President -           Title: President and COO
        e-Services

                                             By:   /s/ Matt Roberts
                                                   ----------------------------
                                                   Authorized Signature - Title

                                             Name:  Matt Roberts

                                             Title: Chief Financial Officer